UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 15, 2019

FLIR SYSTEMS, INC.
(Exact name of registrant as specified in its charter)

OREGON	000-21918	93-0708501
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

27700 SW Parkway Avenue Wilsonville, Oregon	97070
(Address of principal executive offices)	(Zip Code)
Registrant’s telephone number, including area code: (503) 498-3547

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b–2 of the Securities Exchange Act of 1934 (§240.12b–2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02.    DEPARTURE OF DIRECTORS OR PRINCIPAL OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF PRINCIPAL OFFICERS

On February 15, 2019, Todd M. DuChene, Senior Vice President, General Counsel, Secretary, and Chief Ethics and Compliance Officer, notified the Company of his decision to resign from his position effective March 31, 2019 to pursue an opportunity with another company. As part of the Company’s succession planning process, an external search is underway for Mr. DuChene’s replacement.

In connection with his resignation, Mr. DuChene has entered into a separation and consulting agreement (the “Separation Agreement”) with the Company pursuant to which Mr. DuChene will receive the severance payments and benefits described in his existing arrangement with the Company upon involuntary termination which include (i) cash severance equal to the sum of (x) twelve (12) months of base salary and (y) one hundred percent of Mr. DuChene’s target bonus amount payable in twelve equal installments in accordance with the Company’s normal payroll practices, (ii) full vesting acceleration of any unvested time-based outstanding equity awards and performance-based equity awards which only depend on additional service for vesting, and (iii) reimbursement of the premium costs for continued health coverage under COBRA for a period of up to twelve (12) months following termination of his employment. To assist with the transition of duties, Mr. DuChene will continue as a consultant to the Company for a period up to nine (9) months following his effective resignation date. In accordance with the Separation Agreement, as compensation for his services during the consulting term, Mr. DuChene will be eligible to receive monthly compensation equal to his current monthly salary and continued vesting and acceleration of certain equity awards granted to Mr. DuChene in addition to the severance benefits described above.

Item 7.01.    REGULATION FD DISCLOSURE

On February 19, 2019, the Company issued a press release announcing Mr. DuChene’s resignation as Senior Vice President, General Counsel, Secretary, and Chief Ethics and Compliance Officer of the Company effective March 31, 2019. A copy of the Company’s press release is attached hereto as Exhibit 99.1.

The information set forth under this Item 7.01, including Exhibit 99.1, shall not be deemed “filed” for purposes of Section 18 of the Exchange Act, or incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

Item 9.01.    FINANCIAL STATEMENTS AND EXHIBITS

(d)    Exhibits.

10.1	Separation and Consulting Agreement, dated February 15, 2019, between FLIR Systems, Inc. and Todd M. DuChene.
99.1	News release issued by FLIR Systems, Inc. dated February 19, 2019.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized on February 19, 2019.

FLIR SYSTEMS, INC.
(Registrant)

By	/s/ Carol P. Lowe
Carol P. Lowe
Executive Vice President and Chief Financial Officer